SCHEDULE 14A/A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant  [X]

Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential,for Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        CNL Hospitality Properties, Inc.
________________________________________________________________________________

                (Name of Registrant as Specified In Its Charter)
_______________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.
     1)  Title of each class of securities to which transaction applies:
________________________________________________________________________________

     2)  Aggregate number of securities to which transaction applies:
________________________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________________

     4)  Proposed maximum aggregate value of transaction:
________________________________________________________________________________

     5)  Total fee paid:
________________________________________________________________________________

     [ ] Fee paid previously with preliminary materials.
________________________________________________________________________________

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
________________________________________________________________________________

     2)  Form, Schedule or Registration Statement No.:
________________________________________________________________________________

     3)  Filing Party:
________________________________________________________________________________

     4)  Date Filed:
________________________________________________________________________________

                        CNL HOSPITALITY PROPERTIES, INC.
                           CNL Center at City Commons
                             450 South Orange Avenue
                             Orlando, Florida 32801




                                 April 26, 2002








To our Stockholders:

     You are cordially invited to attend the annual meeting of stockholders of CNL Hospitality Properties, Inc. (the "Company") on June 14, 2002 at 10:30 a.m. at CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida. The directors and officers of the Company look forward to greeting you personally. Enclosed for your review are the proxy, proxy statement, notice of meeting for the annual meeting of stockholders and annual report.

     The Company experienced another year of record growth during 2001. A favorable acquisition market environment combined with our conservative investment philosophy and strong management team contributed to the successful results. During 2001, the Company raised approximately $284 million in gross proceeds through its public offerings of shares of common stock, increased the number of hotel properties in its portfolio from 29 to 35, invested in two joint ventures which own six hotel properties, began construction or renovation on two development projects, one of which is owned through a joint venture, and increased its ownership interest in CNL Hotel Investors, Inc. from 71% to 100%. We believe the Company is extremely well positioned to participate in the expected continued growth in the hotel real estate market.

     The Company expects to successfully complete its third public offering of common stock during the second quarter of 2002. The Company's fourth offering of up to $450,000,000 (45,000,000 shares) will begin immediately after the completion of the third offering. The net proceeds of these offerings will be invested primarily in hotel properties and mortgage loans. We believe that the raising of additional capital by the Company through its third and fourth offerings will provide the following benefits:

          Additional diversification: Additional capital received by the Company will be used to invest in additional properties and mortgage loans, providing the Company with increased diversification by hotel brand, tenant and geographic concentration.

          Cost efficiencies: The expansion of the Company will allow further economies of scale of general and administrative expenses of the Company.

          Market capitalization: Additional capital will provide the Company with a larger market capitalization if the Board of Directors determines to list the shares of common stock on a national securities exchange or over-the-counter market. We believe that it is important to continue to grow the Company to a larger equity capital base, which we believe will provide more visibility in the event the Board determines that listing is the appropriate course of action.

     Regardless of the number of shares you own in the Company, it is very important that your shares be represented. Our goal is to minimize operational expenses so we ask that you please return your proxy card promptly because re-soliciting stockholders adds unnecessary costs to the Company. This year, you may vote over the Internet, as well as by telephone or by mailing a traditional proxy card. Voting over the Internet, by telephone, or by written proxy will ensure your representation at the annual meeting if you choose not to attend in person.

     As we prepare for the opportunities in the year ahead, the Board of Directors unanimously recommends that you vote to approve the proposal presented in this year's proxy statement. Your vote counts. Thank you for your attention to this matter.

Sincerely,




/s/ James M. Seneff, Jr.                    /s/ Robert A. Bourne
------------------------                    --------------------
James M. Seneff, Jr.                        Robert A. Bourne
Chairman of the Board and                   Vice Chairman and
Chief Executive Officer                     President

                        CNL HOSPITALITY PROPERTIES, INC.
                           CNL Center at City Commons
                             450 South Orange Avenue
                             Orlando, Florida 32801


          Notice of Annual Meeting of Stockholders and Proxy Statement

                     Annual Meeting to be Held June 14, 2002



To Our Stockholders:

     Notice is hereby given that the 2002 annual meeting of stockholders of CNL Hospitality Properties, Inc. (the "Company") will be held at CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida, 32801 on June 14, 2002, at 10:30 a.m., local time, for the following purposes:

     1. To elect seven directors of the Company for terms expiring at the 2003 annual meeting of stockholders;

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on April 24, 2002 will be entitled to notice of and to vote at the annual meeting or at any adjournment thereof.

     Stockholders are cordially invited to attend the meeting in person. All stockholders, whether or not they plan to attend the meeting, are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. You may also grant your proxy by telephone or Internet by following the instructions on the proxy card. It is important that your shares be voted. By returning your proxy promptly, you can help the Company avoid additional expenses to ensure a quorum is met so the meeting can be held. If you decide to attend the meeting, you may revoke your proxy and vote your shares in person.

                                  By Order of the Board of Directors,


                                  /s/ Lynn E. Rose
                                  ----------------
                                  Lynn E. Rose
                                  Secretary

April 26, 2002
Orlando, Florida

                                TABLE OF CONTENTS



PROXY STATEMENT................................................................3

PROPOSAL I:                Election of Directors...............................4

SECURITY OWNERSHIP............................................................12

CERTAIN TRANSACTIONS..........................................................13

INDEPENDENT AUDITORS..........................................................16

OTHER MATTERS.................................................................16

PROPOSALS FOR NEXT ANNUAL MEETING.............................................16

ANNUAL REPORT.................................................................17

                        CNL HOSPITALITY PROPERTIES, INC.
                           CNL Center at City Commons
                             450 South Orange Avenue
                             Orlando, Florida 32801

                        ________________________________

                                PROXY STATEMENT
                        ________________________________

General Information

     This proxy statement is furnished by the Board of Directors of CNL Hospitality Properties, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be voted at the annual meeting of stockholders to be held at 10:30 a.m., local time, on June 14, 2002, at the Company's offices, and at any adjournment thereof, for the purposes set forth in the accompanying notice of such meeting. All stockholders of record at the close of business on April 24, 2002 will be entitled to vote.

     As of April 24, 2002, 87,197,975 shares of common stock of the Company were outstanding. Each share of common stock entitles the holder thereof to one vote on each of the matters to be voted upon at the annual meeting. As of the record date, officers and directors of the Company had the power to vote, as determined by the rules of the Securities and Exchange Commission, approximately 2.8% of the outstanding shares of common stock.

Proxy and Voting Procedures

     Any proxy, if received in time, properly signed and not revoked, will be voted at such meeting in accordance with the directions of the stockholder. If no directions are specified, the proxy will be voted FOR each proposal set forth in this proxy statement. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked (1) by delivery of a written statement to the Secretary of the Company stating that the proxy is revoked, (2) by presentation at the annual meeting of a subsequent proxy executed by the person executing the prior proxy, or (3) by attendance at the annual meeting and voting in person.

     A proxy card is enclosed for your use. The proxy card contains instructions for responding either by telephone by Internet or by mail. Votes cast in person or by proxy at the annual meeting will be tabulated and a determination will be made as to whether or not a quorum is present. The Company will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders. If a broker submits a proxy indicating that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to such matter.

Solicitation Expenses

     Solicitation of proxies will be primarily by mail. However, directors and officers of the Company also may solicit proxies by telephone, Internet, telegram or in person. All of the expenses of preparing, assembling, printing and mailing the materials used in the solicitation of proxies will be paid by the Company. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials, at the expense of the Company, to the beneficial owners of shares held of record by such persons. In addition, the Company has engaged N.S. Taylor & Associates, Inc., a professional proxy solicitation firm, to aid in the solicitation of proxies at a fee estimated to be approximately $4,000 plus reimbursement of reasonable out-of-pocket expenses. The Company has agreed to indemnify N.S. Taylor & Associates, Inc. against certain liabilities that it may incur arising out of the services it provides in connection with the annual meeting. It is anticipated that this proxy statement and the enclosed proxy first will be mailed to stockholders on or about May 4, 2002.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

Nominees

     The persons named below have been nominated by the Board of Directors for election as directors to serve until the next annual meeting of stockholders or until their successors shall have been elected and qualified. Messrs. Bourne and Seneff have been directors since June 1996. Messrs. Adams, Dustin, Griswold, Kaplan and McAllaster have served as directors since early 1999. The table below sets forth each nominee's name, age, principal occupation or employment during at least the last five years, and directorships in other public corporations.

     The Company's officers and directors have advised the Company that they intend to vote their shares of common stock for the election of each of the nominees. Proxies will be voted FOR the election of the following nominees unless authority is withheld.


Name and Age             Background
------------             ----------
Charles E. Adams, 39
                         Mr. Adams is the President and a founding  principal with Celebration  Associates,  LLC, a real estate  advisory  and  development  firm with  offices  in  Chapel  Hill and  Pinehurst,  North
                         Carolina,  Daufuskie Island and Fort Mill, South Carolina.  Celebration  Associates specializes
                         in  large-scale,   master-planned  communities,   seniors'  housing  and  specialty  commercial
                         developments.  Mr.  Adams  joined The Walt Disney  Company in 1990 and from 1996 until May 1997 served as Vice President of community  business  development  for The  Celebration  Company and
                         Walt Disney  Imagineering.  Mr. Adams participated in the planning for residential  development at EuroDisney in Paris,  France.  He was a founding member of the  Celebration  School Board of
                         Trustees and served as President and founding  member of the  Celebration  Foundation  Board of
                         Directors.  Mr. Adams is a council member on the Recreation  Development  Council for the Urban
                         Land  Institute.  Before  joining  The Walt  Disney  Company in 1990,  Mr.  Adams  worked  with
                         Trammell  Crow  Residential   developing  luxury  apartment  communities  in  the  Orlando  and
                         Jacksonville,  Florida areas. Mr. Adams received a B.A. from Northeast Louisiana  University in
                         1984 and an M.B.A from Harvard Graduate School of Business in 1989.

Robert A. Bourne, 55     Mr. Bourne is a director,  Vice Chairman of the Board,  President and Treasurer of the Company.
                         In addition,  he serves as a director,  Vice Chairman of the Board,  President and Treasurer of
                         CNL Hospitality Corp., the advisor to the Company,  and a director,  President and Treasurer of
                         CNL Hotel Investors,  Inc., a real estate  investment trust majority owned by the Company.  Mr.
                         Bourne is also the  President  and Treasurer of CNL  Financial  Group,  Inc.; a director,  Vice
                         Chairman of the Board,  President and Treasurer of CNL Retirement  Properties,  Inc., a public, unlisted  real estate  investment  trust;  as well as, a director,  Vice Chairman of the Board,
                         President  and  Treasurer of CNL  Retirement  Corp.,  its advisor.  Mr. Bourne also serves as a director of CNLBank.  He serves as a director and Vice Chairman of the Board of Commercial  Net
                         Lease  Realty,  Inc.,  a public,  real  estate  investment  trust  listed on the New York Stock
                         Exchange.  Mr. Bourne has served as a director  since  inception in 1994,  President  from 1994 through February 1999,  Treasurer from February 1999, through August 1999, and Vice Chairman of the Board since February 1999, of CNL American  Properties Fund, Inc., a public,  unlisted real estate  investment  trust.  Mr.  Bourne also serves as a director,  President and Treasurer for various  affiliates  of CNL  Financial  Group,  Inc.,  including CNL  Investment  Company,  CNL
                         Securities  Corp.,  the managing dealer for the Company's public offerings of common stock, and
                         CNL  Institutional  Advisors,  Inc.,  a registered  investment  advisor for pension  plans.  As
                         President of CNL Financial  Group,  Inc., Mr. Bourne has overseen CNL's real estate and capital markets  activities  including the  investment of over $2 billion in equity and the  financing, acquisition,  construction, and leasing of restaurants,  office buildings, apartment complexes, hotels,  retirement  properties  and other  real  estate.  Mr.  Bourne  began  his  career as a certified public accountant employed by Coopers & Lybrand,  Certified Public Accountants,  from
                         1971  through  1978,  where he  attained  the  position  of tax  manager  in 1975.  Mr.  Bourne graduated from Florida State  University in 1970 where he received a B.A. in  Accounting,  with honors.

Lawrence A. Dustin, 56   Mr.  Dustin  currently  serves  as  President,  a  director  and  a  principal  stockholder  of
                         Dustin/Massagli  LLC, a company  which  manages the  operations  of EMTG,  LLC, a company  that publishes the Mobil Travel Guide which features  information  about domestic  hotels,  resorts, restaurants,  sites and attractions. Mr. Dustin also serves as President of EMTG, LLC. Prior to this  assignment,  Mr. Dustin served as principal of BBT, an advisory  company  specializing in hotel  operations,  marketing and development from September 1998 to August 1999. Prior to BBT, he served as  president  of the lodging  division for Travel  Services  International,  Inc., a specialized  distributor of leisure travel products and services.  Mr. Dustin has over 30 years of experience in the  hospitality  industry.  From 1994 to September 1998, Mr. Dustin served as senior vice president of lodging of Universal  Studios,  Inc.,  where he led Universal's  entry
                         into  the  lodging   business.   Mr.   Dustin   provided   strategic   direction  and  tactical
                         implementation  for matters  related to Universal's  hotel interests in Singapore,  Osaka,  Los
                         Angeles and Orlando.  In Orlando,  he supervised  the  early-stage  development of the resort's five highly themed,  full service  hotels  comprised of 5,000 rooms.  Before joining  Universal
                         Studios in 1994, Mr. Dustin served as a principal and Chief  Executive  Officer of Denver-based
                         AspenCrest  Hospitality,  Inc., a  professional  services firm which helped  independent  hotel owners  enhance  the asset  value of their  properties.  From  1969 to 1989,  Mr.  Dustin  held various  positions in the hotel industry,  including 14 years in management with Westin Hotel &
                         Resorts.  Mr. Dustin received a B.A. from Michigan State University in 1968.


John A. Griswold, 53     Mr.  Griswold  serves as President of Tishman Hotel  Corporation,  an operating unit of Tishman
                         Realty &  Construction  Co.,  Inc.,  founded  in 1898.  Tishman  Hotel  Corporation  is a hotel developer,  owner and  operator,  and has  provided  such  services  for more  than 85  hotels, totaling more than 30,000 rooms.  Mr. Griswold  joined Tishman Hotel  Corporation in 1985. From
                         1981 to 1985,  Mr.  Griswold  served as general  manager of the Buena Vista Palace Hotel in The
                         Walt Disney World Village.  From 1978 to 1981, he served as Vice President and general  manager of the Homestead  Resort, a luxury  condominium  resort in Glen Arbor,  Michigan.  Mr. Griswold served  as an  operations  manager  for The Walt  Disney  Company  from  1971 to  1978.  He was responsible for operational,  financial and future planning for multi-unit dining facilities in
                         Walt Disney World  Village and Lake Buena Vista  Country  Club.  He is a member of the board of directors of the Florida Hotel & Lodging Association,  Chairman Elect of Orlando/Orange  County
                         Convention & Visitors Bureau, Inc. and Chairman of the First Orlando  Foundation.  Mr. Griswold
                         received a B.S. from the School of Hotel  Administration at Cornell  University in Ithaca,  New
                         York.

Matthew W. Kaplan, 39    Mr.  Kaplan is a managing  director of Rothschild  Realty Inc.  where he has served since 1992, and where he is responsible for securities  investment activities including acting as portfolio manager of Five Arrows Realty  Securities  LLC, a $900 million  private  investment  fund.  Mr.
                         Kaplan has been a director of Parkway Properties,  Inc., a public corporation,  since 2000. Mr.
                         Kaplan also serves as a director of CNL  Hospitality  Corp.,  the advisor to the Company.  From
                         1990 to 1992,  Mr.  Kaplan served in the corporate  finance  department of Rothschild  Inc., an affiliate of Rothschild  Realty Inc. Mr.  Kaplan served as a director of Ambassador  Apartments
                         Inc. from August 1996 through May 1998, of WNY Group,  Inc., a private  corporation,  from 1999 through  September  2000 and of CNL Hotel  Investors,  Inc.  from 1999 through  June 2001.  Mr.
                         Kaplan is a member of the Urban Land  Institute.  Mr.  Kaplan  received a B.A. with honors from
                         Washington  University in 1984 and an M.B.A. from the Wharton School of Finance and Commerce at the University of Pennsylvania in 1988.

Craig M.McAllaster, 50   Dr.  McAllaster is dean of the Roy E. Crummer  Graduate School of Business at Rollins  College.
                         He directed the Executive MBA program from 1994 through  2000,  and has been on the  management faculty and served as executive director of the international  consulting practicum programs at the Crummer School.  Prior to Rollins College,  Dr. McAllaster was on the faculty at the School of  Industrial  and Labor  Relations and the Johnson  Graduate  School of  Management,  both at
                         Cornell  University,  and the  University of Central  Florida.  Dr.  McAllaster  spent over ten years in the consumer  services and  electronics  industry in  management,  organizational  and executive  development  positions.  He is a  consultant  to  many  domestic  and  international companies in the areas of strategy and  leadership.  Dr.  McAllaster  received a B.S.  from the
                         University  of  Arizona  in 1973,  an M.S.  from  Alfred  University  in 1981  and an M.A.  and
                         Doctorate from Columbia University in 1987.

James M.Seneff, Jr.,55   Mr.  Seneff is a director,  Chairman of the Board and Chief  Executive  Officer of the Company,
                         CNL  Hospitality  Corp.,  the advisor to the  Company,  and CNL Hotel  Investors,  Inc., a real estate  investment trust majority owned by the Company.  Mr. Seneff is a principal  stockholder of CNL Holdings,  Inc., the parent  company of CNL Financial  Group,  Inc., a diversified  real estate  company,  and has  served as a  director,  Chairman  of the  Board and Chief  Executive
                         Officer of CNL Financial Group,  Inc. and its  subsidiaries  since CNL's formation in 1973. CNL
                         Financial  Group,  Inc.  is  the  parent  company,   either  directly  or  indirectly   through
                         subsidiaries,  of CNL Real Estate Services,  Inc., CNL Hospitality  Corp., CNL Capital Markets,
                         Inc., CNL Investment  Company and CNL Securities  Corp.,  the managing dealer for the Company's public  offerings of common stock.  CNL and the entities it has  established  have more than $5 billion in assets,  representing  interests in approximately 1,900 properties and approximately
                         1,200  mortgage  loans in 49 states.  Mr.  Seneff also  serves as a  director,  Chairman of the
                         Board and Chief Executive Officer of CNL Retirement Properties,  Inc., a public,  unlisted real estate investment  trust, as well as CNL Retirement Corp., its advisor.  Since 1992, Mr. Seneff has served as a director,  Chairman of the Board and Chief Executive  Officer of Commercial Net
                         Lease Realty,  Inc., a public real estate investment trust that is listed on the New York Stock
                         Exchange.  In addition,  he has served as a director and Chairman of the Board since  inception in 1994,  served as Chief Executive  Officer from 1994 through August 1999 and currently serves as co-Chief  Executive Officer of CNL American  Properties Fund, Inc., a public,  unlisted real estate  investment  trust. Mr. Seneff has also served as a director,  Chairman of the Board and
                         Chief Executive Officer of CNL Securities Corp. since 1979; CNL Investment  Company since 1990;
                         and CNL  Institutional  Advisors,  a registered  investment  advisor for pension  plans,  since
                         1990. Mr. Seneff formerly  served as a director of First Union National Bank of Florida,  N.A., and  currently  serves  as the  Chairman  of the Board of  CNLBank.  Mr.  Seneff  served on the
                         Florida  State  Commission  on Ethics and is a former  member and past chairman of the State of
                         Florida  Investment  Advisory Council,  which recommends to the Florida Board of Administration
                         investments   for  various   Florida   employee   retirement   funds.   The  Florida  Board  of
                         Administration  is Florida's  principal  investment  advisory and money  management  agency and oversees the investment of more than $60 billion of retirement  funds.  Mr. Seneff received his degree in Business Administration from Florida State University in 1968.


     In the event that any nominee(s) should be unable to accept the office of director, which is not anticipated, it is intended that the persons named in the proxy will vote FOR the election of such other person in the place of such nominee(s) for the office of director as the Board of Directors may recommend. The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote is required for the election of directors.

     A majority of the Company's directors are required to be independent, as that term is defined in the Company's Articles of Incorporation. Messrs. Adams, Dustin, Griswold and McAllaster are independent directors.

Compensation of Directors

     During the year ended December 31, 2001, each independent director earned approximately $6,000 for serving on the Board of Directors. In addition, each independent director received $750 per Board meeting attended ($375 for each telephonic meeting in which the director participated), including committee meetings. In addition to the above compensation, the Chairman of the Audit Committee is entitled to receive $750 per meeting attended with the Company's independent accountants ($375 for each telephonic meeting in which the Chairman participates as a representative of the Audit Committee). Directors that are members of a special committee are entitled to receive fees of $1,000 per day for services as representatives of such special committees in lieu of the above compensation (to the extent that such directors devote in excess of three hours on such day to matters relating to such special committee). The Company has not, and in the future will not, pay any compensation to the directors of the Company who also serve as officers and directors of CNL Hospitality Corp., the Company's advisor (the "Advisor").

     The Board of Directors met six times during the year ended December 31, 2001. Each member of the Board of Directors, with the exception of James M. Seneff, Jr., attended at least 75 percent of the total meetings of the Board of Directors and of any committee on which they served. James M. Seneff, Jr. attended 67% of the total meetings of the Board of Directors.


Committees of the Board of Directors

     The Company has a standing Audit Committee, the members of which are selected by the Board of Directors each year. The Audit Committee makes recommendations to the Board of Directors as to the independent accountants of the Company and reviews with such accounting firm the scope of the audit and the results of the audit upon its completion. During 2001, the Audit Committee was comprised of Messrs. Griswold, Adams and McAllaster. For the year ended December 31, 2001, each of Messrs. Griswold, Adams and McAllaster met the definition of "independent" under Sections 303.01(B)(2)(a) and (3) of the listing standards of the New York Stock Exchange. The Audit Committee met four times during the year ended December 31, 2001. The Board of Directors has adopted a written charter for the Audit Committee.

     The Company does not have a compensation or nominating committee.

Executive Officers

     The executive officers of the Company are as follows:

     Name                       Age    Position

     James M.Seneff, Jr.        55     Chief Executive Officer and Chairman of the Board

     Robert A.Bourne            55     President, Vice Chairman and Treasurer

     Charles A.Muller           43     Chief Operating Officer and Executive Vice President

     Thomas J.Hutchison III     60     Executive Vice President

     Lynn E.Rose                53     Secretary

     C. Brian Strickland        39     Senior Vice President of Finance and Administration


     Thomas J. Hutchison III. Executive Vice President. Mr. Hutchison serves as an Executive Vice President and a director of CNL Hospitality Corp., the advisor to the Company, and serves as Executive Vice President of CNL Hotel Investors, Inc., a real estate investment trust majority owned by the Company. Mr. Hutchison serves as President and Chief Operating Officer of CNL Real Estate
Services, Inc., which is the parent company of CNL Hospitality Corp. and CNL Retirement Corp. He also serves as the President and Chief Operating Officer of CNL Realty & Development Corp. In addition, Mr. Hutchison serves as an Executive Vice President of CNL Retirement Properties, Inc. and an Executive Vice President and a director of CNL Retirement Corp., its advisor. Mr. Hutchison joined CNL Financial Group, Inc. in January 2000 with more than 30 years of senior management and consulting experience in the real estate development and services industries. He currently serves on the board of directors of Restore Orlando, a nonprofit community volunteer organization. Prior to joining CNL, Mr. Hutchison was president and owner of numerous real estate services and development companies. From 1995 to 2000, he was chairman and chief executive officer of Atlantic Realty Services, Inc. and TJH Development Corporation. Since 1990, he has fulfilled a number of long-term consulting assignments for large corporations, including managing a number of large international joint ventures. From 1990 to 1991, Mr. Hutchison was the court-appointed president and chief executive officer of General Development Corporation, a real estate community development company, where he assumed the day-to-day management of the $2.6 billion NYSE-listed company entering reorganization. From 1986 to 1990, he was the chairman and chief executive officer of a number of real estate-related companies engaged in the master planning and land acquisition of forty residential, industrial and office development projects. From 1978 to 1986, Mr. Hutchison was the president and chief executive officer of Murdock Development Corporation and Murdock Investment Corporation, as well as Murdock's nine service divisions. In this capacity, he managed an average of $350 million of new development per year for over nine years. Additionally, he expanded the commercial real estate activities to a national basis, and established both a new extended care division and a hotel division that grew to 14 properties. Mr. Hutchison was educated at Purdue University and the University of Maryland Business School.

     Charles A. Muller. Executive Vice President and Chief Operating Officer. Mr. Muller joined CNL Hospitality Corp. in October 1996 and is responsible for the planning and implementation of CNL's interest in hotel industry investments, including acquisitions, development, project analysis and due diligence. He currently serves as the Executive Vice President and Chief Operating Officer of CNL Hospitality Corp., the advisor to the Company, and CNL Hotel Investors, Inc., a real estate investment trust majority owned by the Company, and Executive Vice President of CNL Hotel Development Company. Mr. Muller joined CNL following more than 15 years of broad-based hotel industry experience with firms such as Tishman Hotel Corporation, Wyndham Hotels & Resorts, PKF Consulting and AIRCOA Hospitality Services. Mr. Muller's background includes responsibility for market review and valuation efforts, property acquisitions and development, capital improvement planning, hotel operations and project management for renovations and new construction. Mr. Muller served on the former Market, Finance and Investment Analysis Committee of the American Hotel & Lodging Association and is a founding member of the Lodging Industry Investment Council. He holds a bachelor's degree in Hotel Administration from Cornell University.

     Lynn E. Rose. Secretary. Ms. Rose served as Treasurer of the Company from 1996 through September 2001. Ms. Rose also serves as Secretary of CNL
Hospitality Corp., the advisor to the Company, and as Secretary of the subsidiaries of the Company. Ms. Rose served as Treasurer and a director of CNL Hospitality Corp. from 1997 through June 2001. In addition, Ms. Rose serves as Secretary of CNL Hotel Investors, Inc., a real estate investment trust majority owned by the Company, and served as Treasurer from 1999 through June 2001. Ms. Rose is Secretary of CNL Retirement Properties, Inc., a public, unlisted real estate investment trust, and serves as Secretary of its subsidiaries. Ms. Rose served as Treasurer of CNL Retirement Properties, Inc. from 1998 through August 2001. In addition, she serves as Secretary of CNL Retirement Corp., its advisor, and served as Treasurer and a director from 1997 through June 2001. Ms. Rose served as Secretary of CNL American Properties Fund, Inc., a public unlisted real estate investment trust from 1994 through August 1999 and served as Treasurer from 1994 through February 1999. Ms. Rose, a certified public accountant, has served as Secretary of CNL Financial Group, Inc. since 1987, its Controller from 1987 to 1993 and its Chief Financial Officer from 1993 to present. She also serves as Secretary of the subsidiaries of CNL Financial Group Inc. and holds other offices in the subsidiaries, as appropriate in the circumstances. In addition, she serves as Secretary for approximately 75 additional corporations affiliated with CNL Financial Group, Inc. and it subsidiaries. Ms. Rose has served as Chief Financial Officer and Secretary of CNL Securities Corp. since July 1994. Ms. Rose oversees the tax and legal compliance for over 500 corporations, partnerships and joint ventures, and the accounting and financial reporting for CNL Holdings, Inc. and its subsidiaries. Prior to joining CNL, Ms. Rose was a partner with Robert A. Bourne in the accounting firm of Bourne & Rose, P.A., Certified Public Accountants. Ms. Rose holds a B.A. in Sociology from the University of Central Florida. She was licensed as a certified public accountant in 1979.

     C. Brian Strickland. Senior Vice President of Finance and Administration. Mr. Strickland also currently serves as Senior Vice President of Finance and Administration of CNL Hospitality Corp., the advisor to the Company, and CNL Hotel Development Company and CNL Hotel Investors, Inc., a real estate investment trust majority owned by the Company. Mr. Strickland supervises the companies' financial reporting, financial control and accounting functions as well as forecasting, budgeting and cash management activities. He is also responsible for regulatory compliance, equity and debt financing activities and insurance for the companies. Mr. Strickland joined CNL Hospitality Corp. in April 1998 with an extensive accounting background. Prior to joining CNL, he served as vice president of taxation with Patriot American Hospitality, Inc., where he was responsible for implementation of tax planning strategies on corporate mergers and acquisitions and where he performed or assisted in strategic processes in the REIT industry. From 1989 to 1997, Mr. Strickland served as a director of tax and asset management for Wyndham Hotels & Resorts where he was integrally involved in structuring acquisitive transactions, including the consolidation and initial public offering of Wyndham Hotel Corporation and its subsequent merger with Patriot American Hospitality, Inc. In his capacity as director of asset management, he was instrumental in the development and opening of a hotel and casino in San Juan, Puerto Rico. Prior to 1989, Mr. Strickland was senior tax accountant for Trammell Crow Company where he provided tax consulting services to regional developmental offices. From 1986 to 1988, Mr. Strickland was tax accountant for Ernst & Whinney where he was a member of the real estate practice group. Mr. Strickland is a certified public accountant and holds a bachelor's degree in Accounting.

     The backgrounds of Messrs. Seneff and Bourne are described at "ELECTION OF DIRECTORS."

                             EXECUTIVE COMPENSATION

Annual Compensation

     No annual or long-term compensation was paid by the Company to the Chief Executive Officer for services rendered in all capacities to the Company during the years ended December 31, 2001, 2000, and 1999. In addition, no executive officer of the Company received an annual salary or bonus from the Company during the year ended December 31, 2001, 2000 and 1999. The Company's executive officers also are employees and executive officers of the Advisor or its affiliates and receive compensation from CNL Financial Group, Inc. and its affiliates in part for services in such capacities. See "Certain Transactions" for a description of the fees payable and expenses reimbursed to the Advisor and its affiliates.


                             AUDIT COMMITTEE REPORT

     The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission (the "Commission"), nor shall such information be incorporated by reference into any previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company incorporates it by specific reference.

     Review and Discussions with Management. The Audit Committee has reviewed and discussed the Company's audited consolidated financial statements for the fiscal year ended December 31, 2001 with the management of the Company.

     Review and Discussions with Independent Auditors. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company's independent accountants, the matters required to be disclosed by SAS 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements.

     The Audit Committee has also received written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (which relates to the accountants' independence from the Company and its related entities) and has discussed with PricewaterhouseCoopers LLP their independence from the Company.

     Conclusion. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Commission.

                                Audit Committee

                                Charles E. Adams
                                John A. Griswold
                                Craig M. McAllaster

                               SECURITY OWNERSHIP

     The following table sets forth, as of April 24, 2002, the number and percentage of outstanding shares beneficially owned by all persons known by the Company to own beneficially more than five percent of the Company's common stock, by each director and nominee, and by all officers and directors as a group, based upon information furnished to the Company by such stockholders, officers and directors.


     Name and Address               Number of Shares                   Percent
     of Beneficial Owner            Beneficially Owned                of Shares

     Charles E. Adams                     0                              --
     One Peach Lane
     Ft. Mill, SC  29716

     Robert A. Bourne                     0                              --
     450 South Orange Avenue
     Orlando, FL  32801

     Lawrence A. Dustin                   0                              --
     7373 N. Cicero Avenue
     Chicago, IL  60712-1613

     John A. Griswold                     0                              --
     1200 EPCOT Resorts Blvd.
     Lake Buena Vista, FL 32830

     Matthew W. Kaplan                    1,434,675 (1)                 1.7%
     1251 Avenue of the Americas
     51st Floor
     New York, NY  10020

     Craig M. McAllaster                  0                              --
     1000 Holt Avenue - 2722
     Winter Park, FL  32789-4499

     Charles A. Muller                    1,000 (2)                      (3)
     450 South Orange Avenue
     Orlando, FL  32801

     James M. Seneff, Jr.                 980,913 (4)                   1.2%
     450 South Orange Avenue
     Orlando, FL  32801

     All directors and executive          2,416,588                     2.8%
     officers as a group (11 persons)

(1) Represents shares held by Five Arrows Realty Securities II, LLC, a Delaware limited liability company in which Rothschild Realty Investors II, LLC, the managing member, has appointed Mr. Kaplan, among others, as a manager of Five Arrows Realty Securities II, LLC. Mr. Kaplan disclaims beneficial ownership of such shares.

(2)  Represents shares held by Mr. Muller as an individual.

(3)  Less than one percent.

(4) Represents 20,000 shares held by the Advisor, of which Mr. Seneff is a director, and 960,913 shares issuable upon exercise of warrants by CNL Securities Corp. of which Mr. Seneff is a director. Mr. Seneff and his spouse share beneficial ownership of the Advisor and CNL Securities Corp. through their ownership of CNL Financial Group, Inc. through its parent company, CNL Holdings, Inc. The Advisor is a majority owned subsidiary of CNL Financial Group, Inc. and CNL Securities Corp. is a wholly owned subsidiary of CNL Financial Group, Inc.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section  16(a)  of the  Securities  Exchange  Act  requires  the  Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "Reporting Persons"), to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Commission. Reporting Persons are required by the Commission's regulations to furnish the Company with copies of all Forms 3, 4 and 5 that they file.

     Based solely upon a review of Section 16(a) reports furnished to the Company for 2001, written representations that no other reports were required and other information known to the Company, the Company believes that the Reporting Persons complied with all filing requirements for 2001.


                              CERTAIN TRANSACTIONS

     All of the executive officers of the Company are executive officers of the Advisor, which is a majority owned subsidiary of CNL Financial Group, Inc., of which Messrs. Seneff and Bourne are affiliates. In addition, Messrs. Seneff and Bourne and Ms. Rose are executive officers of CNL Securities Corp., the managing dealer of the Company's offerings of shares of common stock, and a wholly owned subsidiary of CNL Financial Group, Inc. Messrs. Seneff and Bourne are directors of the Company, the Advisor and CNL Securities Corp., and Mr. Hutchison is a director of the Advisor. Mr. Kaplan is a director of the Company and the Advisor. Administration of the day-to-day operations of the Company is provided by the Advisor, pursuant to the terms of an advisory agreement. The Advisor also serves as the Company's consultant in connection with policy decisions to be made by the Company's Board of Directors, manages the Company's properties and renders such other services, as the Board of Directors deems appropriate. The Advisor also bears the expense of providing the executive personnel and office space to the Company. The Advisor is at all times subject to the supervision of the Board of Directors of the Company and has only such functions and authority as the Company may delegate to it as the Company's agent.

     CNL Securities Corp. is entitled to receive selling commissions amounting to 7.5 percent of the total amount raised from the sale of shares of common stock for services in connection with the offering of shares, a substantial portion of which may be paid as commissions to other broker-dealers. For the year ended December 31, 2001, the Company incurred $21,803,780 of such fees, of which approximately $20,452,957 was paid by CNL Securities Corp. as commissions to other broker-dealers.

     In addition, CNL Securities Corp. is entitled to receive a marketing support and due diligence expense reimbursement fee equal to 0.5 percent of the total amount raised from the sale of shares, a portion of which may be reallowed to other broker-dealers. For the year ended December 31, 2001, the Company incurred $1,350,875 of such fees, the majority of which were reallowed to other broker-dealers and from which all bona fide due diligence expenses were paid.

     CNL Securities Corp. will also receive, in connection with the initial offering of up to 16,500,000 shares of common stock and the 2000 offering of up to 45,000,000 shares of common stock, a soliciting dealer servicing fee payable annually by the Company, on December 31 of each year following the year in which the respective offering terminates, in the amount of 0.20 percent of "invested capital," as defined by the Company's prospectus, from the initial offering and the 2000 offering, respectively. CNL Securities Corp. in turn may reallow all or a portion of such fee to soliciting dealers whose clients hold shares on such date. As of December 31, 2001, $293,002 of such fees were incurred and payable in connection with the initial offering.

     The Advisor is entitled to receive acquisition fees for services in identifying the properties and structuring the terms of the acquisitions and leases of the properties and structuring the terms of the mortgage loans equal to 4.5 percent of gross proceeds and loan proceeds from permanent financing and the line of credit that are used to acquire properties, but excluding amounts used to finance secured equipment leases. For the year ended December 31, 2001, the Company incurred $21,056,878 of such fees, including $8,686,554 of debt acquisition fees. Such fees are included in land, buildings and equipment on operating leases and other assets.

     CNL Hotel Development Company, a subsidiary of the Advisor, is entitled to receive fees in connection with the development, construction or renovation of certain properties, generally equal to 4 percent of anticipated project costs. During the year ended December 31, 2001, the Company incurred $2,107,404 of such fees. Such fees are included in land, buildings and equipment on operating leases and investment in unconsolidated subsidiaries.

     The Company and the Advisor have entered into an advisory agreement pursuant to which the Advisor will receive a monthly asset management fee of one-twelfth of 0.60 percent of the Company's real estate asset value and the outstanding principal balance of any mortgage loans as of the end of the preceding month. The management fee, which will not exceed fees which are competitive for similar services in the same geographic area, may or may not be taken, in whole or in part as to any year, in the sole discretion of the Advisor. All or any portion of the management fee not taken as to any fiscal year shall be deferred without interest and may be taken in such other fiscal year as the Advisor shall determine. During the year ended December 31, 2001, the Company incurred $3,326,688 of such fees.

     The Company incurs operating expenses which, in general, are those expenses relating to administration of the Company on an ongoing basis. Pursuant to the advisory agreement described above, the Advisor is required to reimburse the Company the amount by which the total operating expenses paid or incurred by the Company exceed in any four consecutive fiscal quarters, the greater of two percent of average invested assets or 25 percent of net income (the "Expense Cap"). For the year ended December 31, 2001, the Company's operating expenses did not exceed the Expense Cap.

     The Advisor and its affiliates provide accounting and administrative services to the Company (including accounting and administrative services in connection with the offering of shares) on a day-to-day basis. For the year ended December 31, 2001, the Company incurred a total of $5,797,519 for these services, $4,705,448 representing stock issuance costs and $1,092,071 representing general operating and administrative expenses, including costs related to preparing and distributing reports required by the Commission.

     The Company maintains bank accounts in a bank in which certain officers and directors of the Company serve as directors, and in which an affiliate of the Advisor is a stockholder. The amount deposited with this affiliate was $6,928,363 at December 31, 2001.


     The Board of Directors of the Company has authorized the Company to pursue the opportunity to acquire a ten percent interest in a limited partnership that owns a building in which the Advisor leases office space. If consummated, the Company's investment in the partnership is expected to be approximately $300,000. The remaining interest in the limited partnership is expected to be owned by several affiliates of the Advisor.

     On January 18, 2002, the Company acquired an interest in a joint venture with Publications International, Ltd. ("PIL"), Hilton and Marriott International, Inc. that owns a 77.5% interest in a joint venture with Exxon Mobil and PIL that owns the licensing rights to the Mobil Travel Guide (the "Travel Guide"), a set of guide books that provide ratings of and information concerning domestic hotels, restaurants and attractions. The joint venture has licensed its rights to a wholly owned subsidiary, EMTG, LLC, which will assemble, edit, publish and sell the Travel Guide. It is anticipated that EMTG, LLC will engage Dustin/Massagli LLC, a company of which Lawrence A. Dustin, one of the Company's directors, is president and a principal stockholder, to manage its business.

     All amounts paid by the Company to affiliates of the Company are believed by the Company to be fair and comparable to amounts that would be paid for similar services provided by unaffiliated third parties.

                              INDEPENDENT AUDITORS

     Upon recommendation of and approval by the Board of Directors, including the independent directors, PricewaterhouseCoopers LLP has been selected to act as independent certified public accountants for the Company during the current fiscal year. PricewaterhouseCoopers LLP also served as the Company's independent certified public accountants for the year ended December 31, 2001.

     A representative of PricewaterhouseCoopers LLP will be present at the annual meeting and will be provided with the opportunity to make a statement if desired. Such representative will also be available to respond to appropriate questions.

Audit Fees

     During the year ended December 31, 2001, the Company incurred audit fees of $38,200 payable to PricewaterhouseCoopers LLP. These fees include audit services and quarterly reviews of financial statements in Forms 10-Q.

Financial Information Systems Design and Implementation Fees

     There were no professional services rendered by PricewaterhouseCoopers LLP during the year ended December 31, 2001 relating to financial information systems design and implementation.

All Other Fees

     PricewaterhouseCoopers LLP has also been engaged by the Company to perform tax compliance services, services related to Securities and Exchange Commission reporting and professional services related to the acquisition of properties. During the year ended December 31, 2001, the Company incurred a total of $105,040 of such fees.

     The Audit Committee of the Board of Directors has considered whether the provision of the services described under the caption "All Other Fees" is consistent with maintaining the independence of PricewaterhouseCoopers LLP.

                                  OTHER MATTERS

     The Board of Directors does not know of any matters to be presented at the annual meeting other than those stated above. If any other business should come before the annual meeting, the person(s) named in the enclosed proxy will vote thereon as he or they determine to be in the best interests of the Company.

                        PROPOSALS FOR NEXT ANNUAL MEETING

     Any stockholder proposal to be considered for inclusion in the Company's proxy statement and form of proxy for the annual meeting of stockholders to be held in 2003 must be received at the Company's office at 450 South Orange Avenue, Orlando, Florida 32801, no later than January 4, 2003.

     Notwithstanding the aforementioned deadline, under the Company's Bylaws, a stockholder must follow certain other procedures to nominate persons for election as directors or to propose other business to be considered at an annual meeting of stockholders. These procedures provide that stockholders desiring to make nominations for directors and/or to bring a proper subject before a meeting must do so by notice timely received by the Secretary of the Company. With respect to proposals for the 2003 annual meeting, the Secretary of the Company must receive notice of any such proposal no earlier than February 11, 2003, and no later than April 13, 2003.

                                  ANNUAL REPORT

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2001 accompanies this Proxy Statement.

                                By Order of the Board of Directors,


                                /s/ Lynn E. Rose
                                ----------------
                                Lynn E. Rose
                                Secretary

April 26, 2002
Orlando, Florida

                                SHAW PITTMAN LLP
       A LIMITED LIABILITY PARTNERSHIP INCLUDING PROFESSIONAL CORPORATIONS
                               2300 N STREET, N.W.
                             WASHINGTON, D.C. 20037
                            FACSIMILE: (202) 663-8007



                                 April 26, 2002



VIA EDGAR
---------

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

       Re:      CNL Hospitality Properties, Inc.
                File No. 000-24097

Ladies and Gentlemen:

     Enclosed for filing are the definitive proxy materials, including the notice of annual meeting, letter to stockholders, proxy statement and proxy card of CNL Hospitality Properties, Inc. relating to its 2002 annual meeting of stockholders. Please contact me at the above address or, if by telephone, at
(202) 663-8187 if you have any questions regarding the enclosed materials.

                                          Sincerely,



                                          /s/ Robert P. Sherley
                                          ---------------------
                                          Robert P. Sherley

Enclosures

                        CNL HOSPITALITY PROPERTIES, INC.
                         Annual Meeting of Stockholders
                           CNL Center at City Commons
                             450 South Orange Avenue
                                Orlando, Florida
                           June 14, 2002 at 10:30 a.m.

                               **Voting Options**
                YOU MAY VOTE BY TOLL-FREE TELEPHONE OR INTERNET
(OR COMPLETE THE PROXY CARD BELOW AND RETURN IT BY MAIL IN THE ENCLOSED ENVELOPE)

If voting by proxy,  you may vote either by mail,  by  telephone or by Internet.
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card by mail.




                              YOUR CONTROL NUMBER
                              -------------------


                              -------------------

                       ---------------------------------------------------------------------------------------
TO VOTE BY PHONE:      Call toll free (888) 216-1367 Any time on a touch-tone telephone.  There is no charge to you for the call.  Please have this form available when you call the toll-free number.

                       Enter the 7-digit control number located above, FOLLOWED BY THE # SIGN

                       Option #1:    To vote as the Board of Directors recommends on
                                     All proposals:  Press 1

                                     When asked, please confirm your vote by pressing 1

                       Option #2:    If you choose to vote on each proposal separately:
                                     Press 2 and follow the recorded instructions

                       ---------------------------------------------------------------------------------------
TO VOTE BY INTERNET:   The Web address is HTTPS://WWW.PROXYVOTENOW.COM/CHP
                       ---------------------------------------------------------------------------------------

  If you vote by telephone or Internet, please DO NOT mail back the proxy card.

                              THANK YOU FOR VOTING!


                 v FOLD AND DETACH HERE AND READ REVERSE SIDE v
--------------------------------------------------------------------------------
P R O X Y

     The undersigned hereby appoints James M. Seneff, Jr. and Robert A. Bourne, and each of them, as proxies, with full power of substitution in each, to vote all shares of common stock of CNL Hospitality Properties, Inc. (the "Company") which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on June 14, 2002, at 10:30 a.m., local time, and any adjournment thereof, on all matters set forth in the Notice of Annual Meeting and Proxy Statement, dated April 26, 2002, a copy of which has been received by the undersigned, as follows:

The Board of Directors recommends a vote "for" the following items:

1.   Election of Seven Directors
     Nominees:        |_| FOR ALL  |_| WITHHELD FOR ALL |_| FOR ALL NOMINEES, EXCEPT VOTE WITHHELD FOR:

       Charles E. Adams (01)                  (Write that nominee's name below)
       Robert A. Bourne (02)                  __________________________________
       Lawrence A. Dustin (03)
       John A. Griswold (04)
       Matthew W. Kaplan (05)
       Craig M. McAllaster (06)
       James M. Seneff, Jr. (07)

In their discretion, the proxies are authorized to act upon such other business as may properly come before the meeting.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


IF YOU SIGN, DATE AND MAIL YOUR PROXY WITHOUT INDICATING HOW YOU WANT TO VOTE, YOUR PROXY WILL BE COUNTED AS VOTE "FOR" THE MATTERS STATED. IF YOU FAIL TO RETURN YOUR PROXY, YOUR PROXY WILL NOT BE COUNTED. EACH STOCKHOLDER IS URGED TO SUBMIT A SIGNED AND DATED PROXY.


                   Dated:__________________, 2002






                    Signature(s) of Stockholder(s)

                    IMPORTANT: Please mark this Proxy, date it, sign it exactly as your name(s)appear(s) and return it in the enclosed postage paid envelope. Joint owners should each sign personally. Trustees and others signing in a representative or fiduciary capacity should indicate their full titles in such capacity.

For your convenience and to help us reduce postage and tabulation costs, vote your proxy by telephone or over the Internet.

And most importantly,

Please Vote!

     Read the Enclosed Materials...
     Enclosed is the following information for the CNL Hospitality Properties, Inc. Annual Meeting of Stockholders:
                  2001 Annual Report
                  Proxy Statement that discusses the proposals being voted Proxy Card

     Complete the Proxy Card...
     Please review and vote on the proposal listed on the proxy card. Simply cast your vote on the proposal, sign and return the ballot in the postage-paid envelope provided. Please note, all parties must sign.

     ...Or Vote by Telephone... For your convenience, you may grant your proxy by telephone. Please refer to the proxy card fortelephonic voting instructions and have the 7-digit control number located on the proxy card available.

     ...Or Vote over the Internet... Review the proposal listed on the proxy card. Have your 7-digit control number located on the proxy card available, point your browser to: https://www.proxyvotenow.com/chp and follow the instructions on the website.

     For Assistance...
     If you have any questions or need assistance completing your proxy card, please call Investor Relations tollfree at 1-866-650-0650.

     Please Vote Today!
     We encourage you to cast your vote promptly so we can avoid the time and expense of re-soliciting your vote. If you vote by telephone or over the Internet, please DO NOT mail back the proxy card.

     Thank you,
     We appreciate your participation and support. Again, please be sure to vote. Your vote is important!

                  CNL Hospitality Properties, Inc.
                  CNL Center at City Commons
                  P.O. Box 4920
                  Orlando, FL  32802-4920
                  tel (407) 650-1000  (800) 522-3863